Exhibit 99.1

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 11/30/2000
Distribution Date: 12/26/2000
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Balances
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
                                                                                 Initial          Period End

     Securitization Value                                                 $1,547,538,089      $1,506,273,346
     Reserve Account                                                         $81,245,750         $98,338,728
     Class A-1 Notes                                                        $180,000,000        $138,735,257
     Class A-2 Notes                                                        $600,000,000        $600,000,000
     Class A-3 Notes                                                        $300,000,000        $300,000,000
     Class A-4 Notes                                                        $389,660,000        $389,660,000
     Subordinated Note                                                       $30,951,089         $30,951,089
     Class B Certificates                                                    $46,927,000         $46,927,000

Current Collection Period
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     Beginning Securitization Value                                       $1,526,332,873
         Principal Reduction Amount                                          $20,059,528
     Ending Securitization Value                                          $1,506,273,346

     Calculation of Required 2000-A SUBI Collection Account Amount
         Collections
            Receipts of Monthly Payments                                     $27,672,809
            Sale Proceeds                                                       $376,653
            Termination Proceeds                                              $5,191,707
            Recovery Proceeds                                                    $18,160
         Total Collections                                                   $33,259,329

         Servicer Advances                                                    $3,103,650
         Reimbursement of Previous Servicer Advances                         ($1,697,097)

     Required 2000-A SUBI Collection Account Amount                          $34,665,882

Collection Account
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     Deposits to 2000-A SUBI Collection Account                              $34,665,882
     Withdrawals from 2000-A SUBI Collection Account
         Advance Reimbursement                                               ($1,697,097)
         Servicing Fees                                                       $1,271,944
         Note Distribution Account Deposit                                    $7,527,829
         Reserve Fund Deposit - Subordinated Noteholder Interest                $168,511
         Certificate Distribution Account Deposit                               $255,491
         Monthly Principal Distributable Amount                              $20,059,528
         Reserve Fund Deposit - Excess Collections                            $7,079,675
         Payments to Transferor                                                       $0
     Total Distributions from 2000-A SUBI Collection Account                 $34,665,882

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $2,927,407
     Current Period Monthly Payment Advance                                   $2,119,902
     Current Period Sales Proceeds Advance                                      $983,748
     Current Reimbursement of Previous Servicer Advance                      ($1,697,097)
     Ending Period Unreimbursed Previous Servicer Advances                    $4,333,960




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Note Distribution Account
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     Amount Deposited from the Collection Account                            $27,587,357
     Amount Deposited from the Reserve Account                                        $0
     Amount Paid to Noteholders                                              $27,587,357

Certificate Distribution Account
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     Amount Deposited from the Collection Account                               $255,491
     Amount Deposited from the Reserve Account                                        $0
     Amount Paid to Certificateholders                                          $255,491

Distributions
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     Monthly Principal Distributable Amount                              Current Payment      Ending Balance  Per $1,000     Factor

     Class A-1 Notes                                                         $20,059,528        $138,735,257     $111.44     77.08%
     Class A-2 Notes                                                                  $0        $600,000,000       $0.00    100.00%
     Class A-3 Notes                                                                  $0        $300,000,000       $0.00    100.00%
     Class A-4 Notes                                                                  $0        $389,660,000       $0.00    100.00%
     Subordinated Note                                                                $0         $30,951,089       $0.00    100.00%
     Class B Certificates                                                             $0         $46,927,000       $0.00    100.00%

     Interest Distributable Amount *                                     Current Payment          Per $1,000

     Class A-1 Notes                                                            $853,693               $4.74
     Class A-2 Notes                                                          $3,103,333               $5.17
     Class A-3 Notes                                                          $1,549,333               $5.16
     Class A-4 Notes                                                          $2,021,469               $5.19
     Subordinated Note                                                          $168,511               $5.44
     Class B Certificates                                                       $255,491               $5.44

Carryover Shortfalls
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                                                                  Prior Period Carryover     Current Payment  Per $1,000

     Class A-1 Interest Carryover Shortfall                                           $0                  $0          $0
     Class A-2 Interest Carryover Shortfall                                           $0                  $0          $0
     Class A-3 Interest Carryover Shortfall                                           $0                  $0          $0
     Class A-4 Interest Carryover Shortfall                                           $0                  $0          $0
     Subordinated Note Interest Carryover Shortfall                                   $0                  $0          $0
     Certificate Interest Carryover Shortfall                                         $0                  $0          $0

Residual Value Losses on Matured Vehicles
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                                                                          Current Period          Cumulative

     Net Sale Proceeds                                                                $0                  $0
     Residual Values                                                                  $0                  $0

     Residual Value Losses                                                            $0                  $0

Reserve Account
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     Beginning Period Required Amount                                       $104,458,821
     Beginning Period Amount                                                 $90,812,378
     Net Investment Earnings                                                    $278,163
     Current Period Deposit                                                   $7,248,187
     Reserve Fund Draw Amount                                                         $0
     Ending Period Required Amount                                          $104,458,821
     Ending Period Amount                                                    $98,338,728

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* Note: Class A-2 through A-4 Notes, the Subordinated Notes, and the
Certificates were incorrectly paid 18 days rather then 16 days of interest last month. To compensate interest is being paid on 28 days instead of 30 days this period.



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